                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2006
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-2394                      13-3768097
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(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                 File Number)              Identification No.)

        555 Theodore Fremd Avenue
              Rye, New York                                    10580
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   (Address of principal executive offices)                  (zip code)

       Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The Internal Revenue Service granted a waiver of the minimum funding standards for the WHX Pension Plan (the "WHX Plan") for the 2005 plan year, and on December 28, 2006, WHX Corporation ("WHX"), Handy & Harman ("H&H"), a
wholly-owned subsidiary of WHX, and Pension Benefit Guaranty Corporation (the
"PBGC") entered into a settlement agreement (the "PBGC Settlement Agreement") in connection with the waiver and certain other matters. The PBGC Settlement
Agreement and related agreements provided, in part, for (i) the amortization of the waived amount of $15.5 million (the "Waiver Amount") over a period of five years, (ii) the PBGC's consent to the increase in borrowings under H&H's senior credit facility to $125 million (inclusive of the $42 million term loan referred to below) in connection with the Closing of the acquisition described in Item
8.01 (the "Facility Increase Consent"), (iii) the resolution of any potential issues under Section 4062(e) of the Employee Retirement Income Security Act of
1974, as amended, in connection with the cessation of operations at certain facilities owned by WHX, H&H or their subsidiaries, and (iv) the granting to the
PBGC of subordinate liens on the assets of H&H and its subsidiaries, and specified assets of WHX, to secure WHX's obligation to pay the Waiver Amount to the WHX Plan and to make certain payments to the WHX Plan in the event of its termination. In connection with the Facility Increase Consent, WHX made an early payment to the WHX Plan of the $3.21 million quarterly contribution payment that was otherwise due in January 2007. A copy of the PBGC Settlement Agreement is attached hereto as EXHIBIT 99.1.2 and is incorporated herein by reference.

         On December 28, 2006, H&H and certain of H&H's subsidiaries amended their Loan and Security Agreement with Wachovia Bank, National Association
("Wachovia Loan Agreement") ("Amendment No. 11" and "Amendment No. 12"
respectively) and their Loan and Security Agreement with Steel Partners II, L.P.
("Steel Loan Agreement") ("Amendment No. 8" and "Amendment No. 9" respectively).
Amendment No. 11 to the Wachovia Loan Agreement and Amendment No. 8 to the Steel
Loan Agreement provided, in part, for the consummation of the transactions contemplated by the PBGC Settlement Agreement and the waiver of possible events of default that may have occurred relating to the matters covered by the PBGC
Settlement Agreement and other financial covenants. Copies of Amendments No. 11 and 8 are attached hereto as EXHIBITS 99.1.3 and 99.1.5, respectively, and are incorporated herein by reference. Amendment No. 12 to the Wachovia Loan
Agreement provided, in part, for a $42 million term loan funded by Ableco
Finance LLC, a portion of which was used to fund the acquisition described in
Item 8.01. Amendment No. 9 to the Steel Loan Agreement included conforming amendments. Copies of Amendments No. 12 and 9 are attached hereto as EXHIBITS
99.1.4 and 99.1.6, respectively, and are incorporated herein by reference.

         Steel Partners II, L.P. is the beneficial holder of approximately 50%
of the outstanding shares of WHX common stock. Warren G. Lichtenstein, Chairman of the Board of WHX, is the sole managing member of the general partner of Steel
Partners II, L.P. In addition, Glen M. Kassan (Director and Chief Executive
Officer of WHX), John Quicke (Director and Vice President of WHX) and Jack L.
Howard and Joshua E. Schector (Directors of WHX) are employees of Steel
Partners, Ltd., an affiliate of Steel Partners II, L.P.

ITEM 8.01.     OTHER EVENTS.

         Effective December 28, 2006, pursuant to an Asset Purchase Agreement
(the "Asset Purchase Agreement") dated as of December 28, 2006 by and between
Illinois Tool Works Inc., a Delaware corporation, ITW Canada, a limited partnership governed by the law of Ontario, (together the "Sellers"), OMG
Roofing, Inc., a Delaware corporation (the "Buyer") and OMG, Inc., a Delaware corporation ("OMG"), Buyer acquired from the Sellers their mechanical roofing fastener business. OMG is a wholly-owned subsidiary of H&H, and the Buyer is a wholly-owned subsidiary of OMG. The assets acquired included, among other things, machinery, equipment, inventories of raw materials, work-in-process and finished products, certain contracts, accounts receivable and intellectual property rights, all as related to the acquired business and as provided in the
Asset Purchase Agreement.

         This acquired business develops and manufactures fastening systems for the commercial roofing industry. WHX believes this acquisition solidifies OMG's position as a leading manufacturer and supplier of mechanical fasteners, accessories and components, and building products for the commercial and residential construction industry.

         Funds for payment of the Purchase Price by the Buyer were obtained pursuant to the credit facility of Buyer, as described in Item 1.01.

         The Buyer and its affiliates, on the one hand, and the Sellers and their respective affiliates, on the other hand, have no common officers, directors or control persons.

         A copy of the press release relating to the transactions described in
Item 1.01 and Item 8.01 is attached hereto as EXHIBIT 99.1.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibit No.       Description

               99.1.1          Press release, dated December 29, 2006

               99.1.2          Settlement Agreement dated as of December 28,
                               2006 by and among WHX Corporation, Handy &
                               Harman, and Pension Benefit Guaranty Corporation.

               99.1.3          Amendment No. 11 to the Loan and Security
                               Agreement dated December 28, 2006 by and among
                               Handy & Harman and its subsidiaries, as borrowers
                               or guarantors, the financial institutions party
                               thereto as lenders and Wachovia Bank, National
                               Association, as agent.

               99.1.4          Amendment No. 12 to the Loan and Security
                               Agreement dated December 28, 2006 by and among
                               Handy & Harman and its subsidiaries, as borrowers
                               or guarantors, the financial institutions party
                               thereto as lenders and Wachovia Bank, National
                               Association, as agent.

                                      -2-

               99.1.5          Amendment No. 8 to the Loan and Security
                               Agreement dated December 28, 2006 by and among
                               Handy & Harman and its subsidiaries, as borrowers
                               or guarantors, Steel Partners II, L.P., as lender
                               and agent.

               99.1.6          Amendment No. 9 to the Loan and Security
                               Agreement dated December 28, 2006 by and among
                               Handy & Harman and its subsidiaries, as borrowers
                               or guarantors, Steel Partners II, L.P., as lender
                               and agent.

                                      -3-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 4, 2007                  WHX CORPORATION

                                        By: /s/ Robert K. Hynes
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                                           Robert K. Hynes
                                           Chief Financial Officer